© PPL Corporation 2011
PPL Corporation
3rd Quarter Earnings Call
November 3, 2011

© PPL Corporation 2011
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform
Act of 1995. Actual results may differ materially from such forward-
looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.
Cautionary Statements and Factors
That May Affect Future Results

© PPL Corporation 2011
J. H. Miller
W. H. Spence
P. A. Farr
Agenda
Third Quarter 2011 Earnings and Outlook
Segment Results and Financial Overview
Operational Review
Q&A

© PPL Corporation 2011
Third Quarter
Reported Earnings
Third Quarter
Earnings from Ongoing Operations
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations
Earnings Results
4  ©  PPL Corporation 2011  Earnings Results  $0.76  $0.51  $0.00  $0.50  $1.00  3Q  2010  3Q  2011  $0.74  $0.76  $0.00  $0.50  $1.00  3Q  2010  3Q  2011  Third Quarter  Reported Earnings  Third Quarter Earnings from Ongoing Operations  Per Share Per Share  Note:  See  Appendix for  the reconciliation of earnings  from  ongoing operations  to  reported  earnings.  $1.91  $1.40  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  YTD 2010  YTD 2011  $2.29  $2.02  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  YTD 2010  YTD  2011  Year-to-Date  Reported Earnings  Year-to-Date Earnings from Ongoing Operations  Per Share Per Share  4  ©  PPL Corporation 2011  Earnings Results  $0.76  $0.51  $0.00  $0.50  $1.00  3Q  2010  3Q  2011  $0.74  $0.76  $0.00  $0.50  $1.00  3Q  2010  3Q  2011  Third Quarter  Reported Earnings  Third Quarter Earnings from Ongoing Operations  Per Share Per Share  Note:  See  Appendix for  the reconciliation of earnings  from  ongoing operations  to  reported  earnings.  $1.91  $1.40  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  YTD 2010  YTD 2011  $2.29  $2.02  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  YTD 2010  YTD  2011  Year-to-Date  Reported Earnings  Year-to-Date Earnings from Ongoing Operations  Per Share Per Share

© PPL Corporation 2011
$3.13
$2.75
$/Share
(1) Based on mid-point of forecasted earnings range.
Note: See appendix for reconciliation of earnings from ongoing operations to reported earnings.
(1)
$2.55
2010A
2011E
Increased 2011 Earnings from Ongoing
Operations Forecast

© PPL Corporation 2011
 $0.02
 $0.74
 $0.76
 Total
 (0.18)
 0.54
 0.36
Supply
 (0.03)
 0.08
 0.05
Pennsylvania Regulated
 0.10
 0.12
 0.22
International Regulated
 $0.13
 $ -
 $0.13
Kentucky Regulated
Change
2010
2011
Q3
Q3
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Ongoing Earnings Overview

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings. Exhibit 99.2
	3rd Quarter
2010 EPS - Ongoing Earnings		$0.12
Delivery Revenue	0.03
O&M	(0.01)
Income Taxes & Other	(0.03)
Midlands	0.15
Dilution	(0.04)
Total		0.10
2011 EPS - Ongoing Earnings		$0.22
International Regulated Segment
Earnings Drivers

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	3rd Quarter
2010 EPS - Ongoing Earnings		$0.08
Electric Delivery Margins	0.01
O&M	(0.02)
Income taxes & other	(0.01)
Dilution	(0.01)
Total		(0.03)
2011 EPS - Ongoing Earnings		$0.05
Pennsylvania Regulated Segment
Earnings Drivers

© PPL Corporation 2011
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	3rd Quarter
2010 EPS - Ongoing Earnings		$0.54
Margins - East	(0.08)
Income taxes & other	(0.03)
Dilution	(0.07)
Total		(0.18)
2011 EPS - Ongoing Earnings		$0.36
Supply Segment Earnings Drivers

© PPL Corporation 2011
Millions of
Dollars
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
Note: See Appendix for reconciliation of free cash flow before dividends to cash from operations.
(1)
Free Cash Flow before Dividends

© PPL Corporation 2011
$/Share
Annualized
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast. Annualized dividend based on 3rd quarter declaration.  Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
(2)
(1)
Dividend Profile

© PPL Corporation 2011
International - Modeling Parameters
12  ©  PPL Corporation 2011  – – – – – – X = Revenues ( £ )  . Regulated Revenues  escalate  5.5%  annually  plus  inflation  through  end  of  current  price  control  period  plus  incentives;  Energy-related business  revenues  are  flat  . Operation  and  Maintenance  expense  ( excluding  pension expense)  escalates  at  inflation  after  incorporating efficiencies  from  WPD Midlands  Pension  expense  increases from  £ 20  million  in  2011  to  £50  million  by  2013  and  then  reduces beyond  Operation and  Maintenance ( £ )  Pension Expense ( £ )  .. Interest  Expense ( £ )  Income  Taxes ( £ )  Depreciation  expense escalates at  about  7%  per  annum  Interest  Expense primarily  fixed except  for  £365  million  of  index-linked  debt  escalating  at  inflation,  plus  PPL- issued  2011  Equity  Units  .. Effective  tax  rate  of  about  24%  per  annum  Real  Estate  taxes  and  Energy- related  Business  expense  are  flat  Depreciation Expense  (£ )  Real  Estate  Taxes  plus  Energy-related  Business  Expense  (£ )  . International  Regulated  Net  Income  Foreign Currency  Assumption  . Assumed  $ /£  foreign  currency  exchange  rate  International –  Modeling Parameters  12  ©  PPL Corporation 2011  – – – – – – X = Revenues ( £ )  . Regulated Revenues  escalate  5.5%  annually  plus  inflation  through  end  of  current  price  control  period  plus  incentives;  Energy-related business  revenues  are  flat  . Operation  and  Maintenance  expense  ( excluding  pension expense)  escalates  at  inflation  after  incorporating efficiencies  from  WPD Midlands  Pension  expense  increases from  £ 20  million  in  2011  to  £50  million  by  2013  and  then  reduces beyond  Operation and  Maintenance ( £ )  Pension Expense ( £ )  .. Interest  Expense ( £ )  Income  Taxes ( £ )  Depreciation  expense escalates at  about  7%  per  annum  Interest  Expense primarily  fixed except  for  £365  million  of  index-linked  debt  escalating  at  inflation,  plus  PPL- issued  2011  Equity  Units  .. Effective  tax  rate  of  about  24%  per  annum  Real  Estate  taxes  and  Energy- related  Business  expense  are  flat  Depreciation Expense  (£ )  Real  Estate  Taxes  plus  Energy-related  Business  Expense  (£ )  . International  Regulated  Net  Income  Foreign Currency  Assumption  . Assumed  $ /£  foreign  currency  exchange  rate  International –  Modeling Parameters

© PPL Corporation 2011
Pennsylvania Regulated Segment
• HB 1294
 ▪ Passed PA House of Representatives on Oct. 4 by a vote of 183 to 18
 ▪ Currently under review in the Senate’s Consumer Protection and Professional Licensure
 Committee
• Susquehanna-Roseland
 ▪ Named to federal Rapid Response Team for Transmission on Oct. 5
 ▪ Expected in-service date in the spring of 2015
• Hurricane Irene
 ▪ 2nd worst storm PPL Electric Utilities experienced in the past 20 years
 ▪ Nearly 430,000 interruptions - 95% restored within 3 days
Kentucky Regulated Segment
• Filed Certificate of Public Convenience with KPSC on Sept. 15 requesting:
 ▪ Retirements at Cane Run, Tyrone, & Green River
 ▪ Approval to build 640MW combined cycle gas unit
 ▪ Approval to purchase an additional 495MWs of combustion turbines
Operational Review

© PPL Corporation 2011
International Regulated Segment
• Synergy plan for Midlands integration remains on track
• Organizational structure and Reorganization plan have been finalized
 ▪ Total cost of $102 million pre-tax
• Transition from a functional structure to a regional structure under way:
 ▪ New structure issued and first round of training completed
 ▪ Staff allocated new roles
 ▪ Redundancy notices sent
• Regional structure will result in:
 ▪ Smaller support structure
 ▪ Elimination of duplicate work
 ▪ Implementation of more efficient procedures
Operational Review (continued)

© PPL Corporation 2011

© PPL Corporation 2011

© PPL Corporation 2011
Capacity revenues are expected to be $430 million, $385 million and $590 million for 2011, 2012 and 2013, respectively.
As of September 30, 2011
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2011 average hedge energy prices are based on the fixed price swaps as of September 30, 2011; the prior collars have all been converted to fixed swaps.
(3) The 2012 and 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2012 and 2013 power prices at the
5th and 95th percentile confidence levels.
(4) Includes nine months of actual results.
(5) Transportation contract in negotiation.
	2011(4)	2012	2013
Baseload
Expected Generation(1) (Million MWhs)	47.0	54.7	54.4
East	39.5	46.2	46.0
West	7.5	8.5	8.4

Current Hedges (%)	100%	91%	72%
East	100%	90%	72%
West	100%	96%	75%

Average Hedged Price (Energy Only) ($/MWh)(2) (3)
East	$57	$54-55	$53-56
West	$55	$53-54	$50-51

Current Coal Hedges (%)	100%	96%	89%
East	100%	95%	93%
West	100%	100%	79%

Average Hedged Consumed Coal Price (Delivered $/Ton)
East	$73-74	$76-80	(5)
West	$24-26	$23-29	$23-30

Intermediate/Peaking
Expected Generation(1) (Million MWhs)	8.0	6.2	6.3
Current Hedges (%)	100%	32%	19%
Enhancing Value Through Active Hedging

© PPL Corporation 2011
Appendix
Appendix

© PPL Corporation 2011
Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP and are as of year-end December 31.
$17.9
$19.3
$21.6
$23.8
$25.5
2011E - 2015E Regulatory Asset Base(1) CAGR: 9.3%
(2)

© PPL Corporation 2011
Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP.
(2) Expect approximately 85% to receive timely returns via ECR mechanism based on historical experience.
(1)
(2)
$2.6
$3.7
$4.3
$4.1
$3.7

© PPL Corporation 2011
Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 9/30/2011.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
 21  ©  PPL Corporation 2011  Market Prices  Balance of  2011  2012  2013  $46  $52  $56  $36  $39  $42  $41  $45  $48  $33  $33  $41  $29  $24  $30  $31  $29  $36  $3.80  $4.24  $4.80  $4.55  $4.99  $5.48  10.2  10.5  10.2  $136.79  $123.63  $187.49  88.6%  89.8%  91.3%  Mid- Columbia  On-Peak  Off-Peak  ATC(1) ELECTRIC  PJM On-Peak  Off-Peak  ATC(1)  NYMEX  GAS(2)  CAPACITY  PRICES  (Per  MWD)  EQA HEAT  RATE(3)  TZ6NNY  PJM MARKET  (1)  24-hour average.  (2)  NYMEX and TZ6NNY forward gas prices on  9/30/2011.  (3)  Market Heat Rate = PJM on-peak power price divided by  TZ6NNY gas price.  21  ©  PPL Corporation 2011  Market Prices  Balance of  2011  2012  2013  $46  $52  $56  $36  $39  $42  $41  $45  $48  $33  $33  $41  $29  $24  $30  $31  $29  $36  $3.80  $4.24  $4.80  $4.55  $4.99  $5.48  10.2  10.5  10.2  $136.79  $123.63  $187.49  88.6%  89.8%  91.3%  Mid- Columbia  On-Peak  Off-Peak  ATC(1) ELECTRIC  PJM On-Peak  Off-Peak  ATC(1)  NYMEX  GAS(2)  CAPACITY  PRICES  (Per  MWD)  EQA HEAT  RATE(3)  TZ6NNY  PJM MARKET  (1)  24-hour average.  (2)  NYMEX and TZ6NNY forward gas prices on  9/30/2011.  (3)  Market Heat Rate = PJM on-peak power price divided by  TZ6NNY gas price

© PPL Corporation 2011
Note: As of September 30, 2011
(1) Notes were repaid at maturity in November 2011.
(2) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(3) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(4) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(5) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
22 ©  PPL Corporation 2011 Debt Maturities  2011 2012 2013 2014 2015 PPL Capital Funding $0 $0 $0 (2) $0 (3) $0 LG& E and KU Energy ( Holding Co LKE) 2 (1) 0 0 0 400 Louisville Gas & Electric 0 0 0 0 250 Kentucky Utilities 0 0 0 0 250 PPL Electric Utilities 0 0 0 10 (4) 100 PPL Energy Supply 500 (1) 0 737 300 300 (5) WPD 0 0 0 0 0 Total $502 $ 0 $ 737 $ 310 $1,300 ( Millions) 22 © PPL Corporation 2011 Debt Maturities Note: As of September 30, 2011 (1) Notes were repaid at maturity in November 2011. (2) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful. (3) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful. (4) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee. (5) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply. 2011 2012 2013 2014 2015 PPL Capital Funding $0 $0 $0 (2) $0 (3) $0 LG& E and KU Energy ( Holding Co LKE) 2 (1) 0 0 0 400 Louisville Gas & Electric 0 0 0 0 250 Kentucky Utilities 0 0 0 0 250 PPL Electric Utilities 0 0 0 10 (4) 100 PPL Energy Supply 500 (1) 0 737 300 300 (5) WPD 0 0 0 0 0 Total $502 $ 0 $ 737 $ 310 $1,300 ( Millions)

© PPL Corporation 2011
Note: As of September 30, 2011
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities.
(1) In October 2011, PPL Energy Supply, PPL Electric Utilities, Louisville Gas & Electric and Kentucky Utilities each amended its respective syndicated credit facility, which included extending the expiration dates to October 2016.
(1)
(1)
(1)
(1)
Liquidity Profile
23 © PPL Corporation 2011 Liquidity Profile Institution Facility Expiration Date Total Facility (Millions) Letters of Credit Outstanding (Millions) Drawn (Millions) Availability (Millions) PPL Energy Supply Syndicated Credit Facility Dec- 2014 $3,000 $ 132 $250 $2,618 Letter of Credit Facility Mar-2013 200 76 0 124 $3,200 $ 208 $250 $2,742 PPL Electric Utilities Syndicated Credit Facility Dec- 2014 $200 $ 13 $0 $ 187 Asset-backed Credit Facility Jul-2012 150 0 0 150 $350 $ 13 $0 $ 337 Louisville Gas & Electric Syndicated Credit Facility Dec- 2014 $400 $ 0 $ 0 $ 400 Kentucky Utilities Syndicated Credit Facility Dec- 2014 $400 $ 0 $ 0 $ 400 Letter of Credit Facility Apr- 2014 198 198 0 0 $598 $ 198 $ 0 $ 400 WPD PPL WW Syndicated Credit Facility Jan- 2013 £150 £ 0 £111 £39 WPD ( South West) Syndicated Credit Facility Jul- 2012 210 0 0 210 WPD ( East Midlands) Syndicated Credit Facility Apr- 2016 300 70 0 230 WPD ( West Midlands) Syndicated Credit Facility Apr- 2016 300 71 0 229 Uncommitted Credit Facilities 81 3 0 78 £1,041 £ 144 £111 £ 786 (1) (1) (1) (1) 23 © PPL Corporation 2011 Liquidity Profile Note: As of September 30, 2011 • Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 9% of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities. (1) In October 2011, PPL Energy Supply, PPL Electric Utilities, Louisville Gas & Electric and Kentucky Utilities each amended its respective syndicated credit facility, which included extending the expiration dates to October 2016. Institution Facility Expiration Date Total Facility (Millions) Letters of Credit Outstanding (Millions) Drawn (Millions) Availability (Millions) PPL Energy Supply Syndicated Credit Facility Dec- 2014 $3,000 $ 132 $250 $2,618 Letter of Credit Facility Mar-2013 200 76 0 124 $3,200 $ 208 $250 $2,742 PPL Electric Utilities Syndicated Credit Facility Dec- 2014 $200 $ 13 $0 $ 187 Asset-backed Credit Facility Jul-2012 150 0 0 150 $350 $ 13 $0 $ 337 Louisville Gas & Electric Syndicated Credit Facility Dec- 2014 $400 $ 0 $ 0 $ 400 Kentucky Utilities Syndicated Credit Facility Dec- 2014 $400 $ 0 $ 0 $ 400 Letter of Credit Facility Apr- 2014 198 198 0 0 $598 $ 198 $ 0 $ 400 WPD PPL WW Syndicated Credit Facility Jan- 2013 £150 £ 0 £111 £39 WPD ( South West) Syndicated Credit Facility Jul- 2012 210 0 0 210 WPD ( East Midlands) Syndicated Credit Facility Apr- 2016 300 70 0 230 WPD ( West Midlands) Syndicated Credit Facility Apr- 2016 300 71 0 229 Uncommitted Credit Facilities 81 3 0 78 £1,041 £ 144 £111 £ 786 (1) (1) (1) (1)

© PPL Corporation 2011
Reconciliation of Third Quarter Earnings from
Ongoing Operations to Reported Earnings
24 © PPL Corporation 2011 Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings $ 78 $ 125 $ 28 $ 208 $ 439 1 (10) (9) 8 8 Adjustments - nuclear decommissioning trust investments (1) (1) Separation costs (64) (64) Other: Montana hydroelectric litigation (1) (1) LKE discontinued operations (1) (1) Litigation settlement - spent nuclear fuel storage 4 4 Change in U. K. tax rate 69 69 13 (8) 5 $ 78 $ 138 $ 28 $ 200 $ 444 $ 63 $ 36 $ 260 $ (1) $ 358 4 4 (1) (1) Impairments: Emission allowances (2) (2) Monetization of certain full- requirement sales contracts (27) (27) Sale of certain non- core generation facilities (62) (62) Discontinued cash flow hedges and ineffectiveness (19) (19) 2010 Bridge Facility costs (31) (31) Other acquisition-related costs (2) (2) Montana hydroelectric litigation (1) (1) Change in U. K. tax rate 19 19 U. S. Tax Court ruling ( U.K. Windfall Profits Tax) 12 12 30 (107) (33) (110) $ 93 $ 36 $ 153 $ (34) $ 248 * Represents net income attributable to PPL Corporation (Millions of Dollars, After-Tax) Kentucky International Pennsylvania Unallocated Supply Costs Total Earnings from Ongoing Operations Quarter Ending September 30, 2011 Regulated Regulated Regulated Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments: WPD Midlands acquisition-related costs: Total Special Items Reported Earnings* International Pennsylvania Unallocated Costs Total Earnings from Ongoing Operations Special Items: Quarter Ending September 30, 2010 Regulated Regulated Supply Other: Total Special Items Reported Earnings* Adjusted energy-related economic activity, net Foreign currency-related economic hedges LKE acquisition-related costs: 24 © PPL Corporation 2011 Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings $ 78 $ 125 $ 28 $ 208 $ 439 1 (10) (9) 8 8 Adjustments - nuclear decommissioning trust investments (1) (1) Separation costs (64) (64) Other: Montana hydroelectric litigation (1) (1) LKE discontinued operations (1) (1) Litigation settlement - spent nuclear fuel storage 4 4 Change in U. K. tax rate 69 69 13 (8) 5 $ 78 $ 138 $ 28 $ 200 $ 444 $ 63 $ 36 $ 260 $ (1) $ 358 4 4 (1) (1) Impairments: Emission allowances (2) (2) Monetization of certain full- requirement sales contracts (27) (27) Sale of certain non- core generation facilities (62) (62) Discontinued cash flow hedges and ineffectiveness (19) (19) 2010 Bridge Facility costs (31) (31) Other acquisition-related costs (2) (2) Montana hydroelectric litigation (1) (1) Change in U. K. tax rate 19 19 U. S. Tax Court ruling ( U.K. Windfall Profits Tax) 12 12 30 (107) (33) (110) $ 93 $ 36 $ 153 $ (34) $ 248 * Represents net income attributable to PPL Corporation (Millions of Dollars, After-Tax) Kentucky International Pennsylvania Unallocated Supply Costs Total Earnings from Ongoing Operations Quarter Ending September 30, 2011 Regulated Regulated Regulated Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments: WPD Midlands acquisition-related costs: Total Special Items Reported Earnings* International Pennsylvania Unallocated Costs Total Earnings from Ongoing Operations Special Items: Quarter Ending September 30, 2010 Regulated Regulated Supply Other: Total Special Items Reported Earnings* Adjusted energy-related economic activity, net Foreign currency-related economic hedges LKE acquisition-related costs:

© PPL Corporation 2011
Reconciliation of Third Quarter Earnings from
Ongoing Operations to Reported Earnings
25 © PPL Corporation 2011 Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings (Per Share) $ 0.13 $ 0.22 $ 0.05 $ 0.36 $ 0.76 (0.03) (0.03) Foreign currency-related economic hedges 0.02 0.02 Separation costs (0.12) (0.12) Other: Litigation settlement - spent nuclear fuel storage 0.01 0.01 Change in U. K. tax rate 0.12 0.12 0.02 (0.02) $ 0.13 $ 0.24 $ 0.05 $ 0.34 $ 0.76 $ 0.12 $ 0.08 $ 0.54 $ 0.74 0.01 0.01 Emission allowances (0.01) (0.01) Monetization of certain full-requirement sales contracts (0.06) (0.06) Sale of certain non- core generation facilities (0.13) (0.13) Discontinued cash flow hedges and ineffectiveness (0.04) (0.04) 2010 Bridge Facility costs $ (0.06) (0.06) Other acquisition-related costs (0.01) (0.01) Change in U. K. tax rate 0.04 0.04 U. S. Tax Court ruling ( U. K. Windfall Profits Tax) 0.03 0.03 0.07 (0.23) (0.07) (0.23) $ 0.19 $ 0.08 $ 0.31 $ (0.07) $ 0.51 Note: Per share amounts are based on diluted shares outstanding. Impairments: LKE acquisition-related costs: Total Special Items Reported Earnings Other: Total Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Quarter Ending September 30, 2010 Regulated Regulated Supply Costs Kentucky International Pennsylvania Unallocated Supply Total Earnings from Ongoing Operations Special Items: Quarter Ending September 30, 2011 Regulated Regulated Regulated Costs Adjusted energy-related economic activity, net WPD Midlands acquisition- related costs: Total Special Items Reported Earnings International Pennsylvania Unallocated 25 © PPL Corporation 2011 Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings (Per Share) $ 0.13 $ 0.22 $ 0.05 $ 0.36 $ 0.76 (0.03) (0.03) Foreign currency-related economic hedges 0.02 0.02 Separation costs (0.12) (0.12) Other: Litigation settlement - spent nuclear fuel storage 0.01 0.01 Change in U. K. tax rate 0.12 0.12 0.02 (0.02) $ 0.13 $ 0.24 $ 0.05 $ 0.34 $ 0.76 $ 0.12 $ 0.08 $ 0.54 $ 0.74 0.01 0.01 Emission allowances (0.01) (0.01) Monetization of certain full-requirement sales contracts (0.06) (0.06) Sale of certain non- core generation facilities (0.13) (0.13) Discontinued cash flow hedges and ineffectiveness (0.04) (0.04) 2010 Bridge Facility costs $ (0.06) (0.06) Other acquisition-related costs (0.01) (0.01) Change in U. K. tax rate 0.04 0.04 U. S. Tax Court ruling ( U. K. Windfall Profits Tax) 0.03 0.03 0.07 (0.23) (0.07) (0.23) $ 0.19 $ 0.08 $ 0.31 $ (0.07) $ 0.51 Note: Per share amounts are based on diluted shares outstanding. Impairments: LKE acquisition-related costs: Total Special Items Reported Earnings Other: Total Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Quarter Ending September 30, 2010 Regulated Regulated Supply Costs Kentucky International Pennsylvania Unallocated Supply Total Earnings from Ongoing Operations Special Items: Quarter Ending September 30, 2011 Regulated Regulated Regulated Costs Adjusted energy-related economic activity, net WPD Midlands acquisition- related costs: Total Special Items Reported Earnings International Pennsylvania Unallocated

© PPL Corporation 2011
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
26 © PPL Corporation 2011 Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings $ 184 $ 318 $ 116 $ 481 $ 1,099 1 4 5 8 8 Emission allowances (1) (1) Renewable energy credits (3) (3) 2011 Bridge Facility costs (30) (30) Foreign currency loss on 2011 Bridge Facility (38) (38) Net hedge gains 38 38 Hedge ineffectiveness (9) (9) U. K. stamp duty tax (21) (21) Separation costs (68) (68) Other acquisition-related costs (36) (36) LKE acquisition-related costs: Sale of certain non-core generation facilities (2) (2) Other: Montana hydroelectric litigation (2) (2) LKE discontinued operations (1) (1) Litigation settlement - spent nuclear fuel storage 33 33 Change in U. K. tax rate 69 69 (87) 29 (58) $ 184 $ 231 $ 116 $ 510 $ 1,041 $ 198 $ 89 $ 668 $ (1) $ 954 (115) (115) Foreign currency- related economic hedges (2) (2) Sales of assets: Sundance indemnification 1 1 Emission allowance (9) (9) LKE acquisition-related costs: Monetization of certain full- requirement sales contracts (102) (102) Sale of certain non-core generation facilities (62) (62) Discontinued cash flow hedges and ineffectiveness (19) (19) 2010 Bridge Facility costs (44) (44) Other acquisition-related costs (8) (8) Montana hydroelectric litigation (34) (34) Change in U. K. tax rate 19 19 U. S. Tax Court ruling (U. K. Windfall Profits Tax) 12 12 Health care reform - tax impact (8) (8) 29 (348) (52) (371) $ 227 $ 89 $ 320 $ (53) $ 583 * Represents net income attributable to PPL Corporation Costs WPD Midlands acquisition- related costs: International Pennsylvania Total Regulated Unallocated (Millions of Dollars, After-Tax) Kentucky International Pennsylvania Unallocated Total Earnings from Ongoing Operations Adjusted energy-related economic activity, net Year-to- Date September 30, 2011 Regulated Regulated Regulated Special Items: Costs Reported Earnings* Year-to- Date September 30, 2010 Regulated Supply Special Items: Impairments: Total Special Items Reported Earnings* Earnings from Ongoing Operations Foreign currency- related economic hedges Supply Other: Total Special Items Impairments: Adjusted energy-related economic activity, net 26 © PPL Corporation 2011 Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings $ 184 $ 318 $ 116 $ 481 $ 1,099 1 4 5 8 8 Emission allowances (1) (1) Renewable energy credits (3) (3) 2011 Bridge Facility costs (30) (30) Foreign currency loss on 2011 Bridge Facility (38) (38) Net hedge gains 38 38 Hedge ineffectiveness (9) (9) U. K. stamp duty tax (21) (21) Separation costs (68) (68) Other acquisition-related costs (36) (36) LKE acquisition-related costs: Sale of certain non-core generation facilities (2) (2) Other: Montana hydroelectric litigation (2) (2) LKE discontinued operations (1) (1) Litigation settlement - spent nuclear fuel storage 33 33 Change in U. K. tax rate 69 69 (87) 29 (58) $ 184 $ 231 $ 116 $ 510 $ 1,041 $ 198 $ 89 $ 668 $ (1) $ 954 (115) (115) Foreign currency- related economic hedges (2) (2) Sales of assets: Sundance indemnification 1 1 Emission allowance (9) (9) LKE acquisition-related costs: Monetization of certain full- requirement sales contracts (102) (102) Sale of certain non-core generation facilities (62) (62) Discontinued cash flow hedges and ineffectiveness (19) (19) 2010 Bridge Facility costs (44) (44) Other acquisition-related costs (8) (8) Montana hydroelectric litigation (34) (34) Change in U. K. tax rate 19 19 U. S. Tax Court ruling (U. K. Windfall Profits Tax) 12 12 Health care reform - tax impact (8) (8) 29 (348) (52) (371) $ 227 $ 89 $ 320 $ (53) $ 583 * Represents net income attributable to PPL Corporation Costs WPD Midlands acquisition- related costs: International Pennsylvania Total Regulated Unallocated (Millions of Dollars, After-Tax) Kentucky International Pennsylvania Unallocated Total Earnings from Ongoing Operations Adjusted energy-related economic activity, net Year-to- Date September 30, 2011 Regulated Regulated Regulated Special Items: Costs Reported Earnings* Year-to- Date September 30, 2010 Regulated Supply Special Items: Impairments: Total Special Items Reported Earnings* Earnings from Ongoing Operations Foreign currency- related economic hedges Supply Other: Total Special Items Impairments: Adjusted energy-related economic activity, net

© PPL Corporation 2011
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
27 © PPL Corporation 2011 Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings (Per Share) $ 0.34 $ 0.58 $ 0.21 $ 0.89 $ 2.02 0.01 0.01 Renewable energy credits (0.01) (0.01) 2011 Bridge Facility costs (0.05) (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) (0.07) Net hedge gains 0.07 0.07 Hedge ineffectiveness (0.02) (0.02) U. K. stamp duty tax (0.04) (0.04) Separation costs (0.13) (0.13) Other acquisition-related costs (0.06) (0.06) Other: Litigation settlement - spent nuclear fuel storage 0.06 0.06 Change in U. K. tax rate 0.13 0.13 (0.16) 0.05 (0.11) $ 0.34 $ 0.42 $ 0.21 $ 0.94 $ 1.91 $ 0.48 $ 0.21 $ 1.60 $ 2.29 (0.27) (0.27) Emission allowances (0.02) (0.02) Monetization of certain full-requirement sales contracts (0.24) (0.24) Sale of certain non- core generation facilities (0.15) (0.15) Discontinued cash flow hedges and ineffectiveness (0.05) (0.05) 2010 Bridge Facility costs $ (0.11) (0.11) Other acquisition-related costs (0.02) (0.02) Montana hydroelectric litigation (0.08) (0.08) Change in U. K. tax rate 0.04 0.04 U. S. Tax Court ruling ( U. K. Windfall Profits Tax) 0.03 0.03 Health care reform - tax impact (0.02) (0.02) 0.07 (0.83) (0.13) (0.89) $ 0.55 $ 0.21 $ 0.77 $ (0.13) $ 1.40 Note: Per share amounts are based on diluted shares outstanding. Impairments: Other: Total Special Items Reported Earnings LKE acquisition- related costs: Total Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Year-to-Date September 30, 2010 Regulated Regulated Supply Costs Kentucky International Pennsylvania Unallocated Supply Total Earnings from Ongoing Operations Special Items: Year-to-Date September 30, 2011 Regulated Regulated Regulated Costs Foreign currency-related economic hedges WPD Midlands acquisition- related costs: Total Special Items Reported Earnings Impairments: International Pennsylvania Unallocated 27 © PPL Corporation 2011 Reconciliation of Year-to-Date Earnings from Ongoing Operations to Reported Earnings (Per Share) $ 0.34 $ 0.58 $ 0.21 $ 0.89 $ 2.02 0.01 0.01 Renewable energy credits (0.01) (0.01) 2011 Bridge Facility costs (0.05) (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) (0.07) Net hedge gains 0.07 0.07 Hedge ineffectiveness (0.02) (0.02) U. K. stamp duty tax (0.04) (0.04) Separation costs (0.13) (0.13) Other acquisition-related costs (0.06) (0.06) Other: Litigation settlement - spent nuclear fuel storage 0.06 0.06 Change in U. K. tax rate 0.13 0.13 (0.16) 0.05 (0.11) $ 0.34 $ 0.42 $ 0.21 $ 0.94 $ 1.91 $ 0.48 $ 0.21 $ 1.60 $ 2.29 (0.27) (0.27) Emission allowances (0.02) (0.02) Monetization of certain full-requirement sales contracts (0.24) (0.24) Sale of certain non- core generation facilities (0.15) (0.15) Discontinued cash flow hedges and ineffectiveness (0.05) (0.05) 2010 Bridge Facility costs $ (0.11) (0.11) Other acquisition-related costs (0.02) (0.02) Montana hydroelectric litigation (0.08) (0.08) Change in U. K. tax rate 0.04 0.04 U. S. Tax Court ruling ( U. K. Windfall Profits Tax) 0.03 0.03 Health care reform - tax impact (0.02) (0.02) 0.07 (0.83) (0.13) (0.89) $ 0.55 $ 0.21 $ 0.77 $ (0.13) $ 1.40 Note: Per share amounts are based on diluted shares outstanding. Impairments: Other: Total Special Items Reported Earnings LKE acquisition- related costs: Total Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Year-to-Date September 30, 2010 Regulated Regulated Supply Costs Kentucky International Pennsylvania Unallocated Supply Total Earnings from Ongoing Operations Special Items: Year-to-Date September 30, 2011 Regulated Regulated Regulated Costs Foreign currency-related economic hedges WPD Midlands acquisition- related costs: Total Special Items Reported Earnings Impairments: International Pennsylvania Unallocated

© PPL Corporation 2011
Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
28 © PPL Corporation 2011 Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (Per Share) High Low 2011 2011 2010 2009 Earnings from Ongoing Operations 2.75 $ 2.55 $ 3.13 $ 1.95 $ Special Items: Adjusted energy-related economic activity, net (0.27) (0.59) Foreign currency-related economic hedges 0.01 0.01 Sales of assets: Maine hydroelectric generation business 0.03 0.06 Long Island generation business (0.09) Latin American businesses (0.07) Interest in Wyman Unit 4 (0.01) Impairments: Emission allowances (0.02) (0.05) Renewable energy credits (0.01) (0.01) Other asset impairments (0.01) WPD Midlands acquisition-related costs: 2011 Bridge Facility costs (0.05) (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) (0.07) Net hedge gains 0.07 0.07 Hedge ineffectiveness (0.02) (0.02) U. K. stamp duty tax (0.04) (0.04) Separation costs (0.13) (0.13) Other acquisition- related costs (0.06) (0.06) LKE acquisition- related costs: Monetization of certain full- requirement sales contracts (0.29) Sale of certain non-core generation facilities (0.14) 2010 Bridge Facility costs (0.12) Discontinued cash flow hedges and ineffectiveness (0.06) Reduction of credit facility (0.01) Other acquisition- related costs (0.05) Workforce reductions (0.03) Other: Montana hydroelectric litigation (0.08) (0.01) Health care reform - tax impact (0.02) U. S. Tax Court ruling ( U.K. Windfall Profits Tax) 0.03 Litigation settlement - spent nuclear fuel storage 0.06 0.06 Change in U. K. tax rate 0.13 0.13 0.04 Change in tax accounting method related to repairs (0.07) Total Special Items (0.11) (0.11) (0.96) (0.87) Reported Earnings 2.64 $ 2.44 $ 2.17 $ 1.08 $ Note: Per share amounts are based on diluted shares outstanding. Forecast Actual 28 © PPL Corporation 2011 Reconciliation of PPL’s Earnings from Ongoing Operations to Reported Earnings (Per Share) High Low 2011 2011 2010 2009 Earnings from Ongoing Operations 2.75 $ 2.55 $ 3.13 $ 1.95 $ Special Items: Adjusted energy-related economic activity, net (0.27) (0.59) Foreign currency-related economic hedges 0.01 0.01 Sales of assets: Maine hydroelectric generation business 0.03 0.06 Long Island generation business (0.09) Latin American businesses (0.07) Interest in Wyman Unit 4 (0.01) Impairments: Emission allowances (0.02) (0.05) Renewable energy credits (0.01) (0.01) Other asset impairments (0.01) WPD Midlands acquisition-related costs: 2011 Bridge Facility costs (0.05) (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) (0.07) Net hedge gains 0.07 0.07 Hedge ineffectiveness (0.02) (0.02) U. K. stamp duty tax (0.04) (0.04) Separation costs (0.13) (0.13) Other acquisition- related costs (0.06) (0.06) LKE acquisition- related costs: Monetization of certain full- requirement sales contracts (0.29) Sale of certain non-core generation facilities (0.14) 2010 Bridge Facility costs (0.12) Discontinued cash flow hedges and ineffectiveness (0.06) Reduction of credit facility (0.01) Other acquisition- related costs (0.05) Workforce reductions (0.03) Other: Montana hydroelectric litigation (0.08) (0.01) Health care reform - tax impact (0.02) U. S. Tax Court ruling ( U.K. Windfall Profits Tax) 0.03 Litigation settlement - spent nuclear fuel storage 0.06 0.06 Change in U. K. tax rate 0.13 0.13 0.04 Change in tax accounting method related to repairs (0.07) Total Special Items (0.11) (0.11) (0.96) (0.87) Reported Earnings 2.64 $ 2.44 $ 2.17 $ 1.08 $ Note: Per share amounts are based on diluted shares outstanding. Forecast Actual

© PPL Corporation 2011
Gross Margins Summary
29 © PPL Corporation 2011 $ 419 $ 419 $ 0.50 $ 179 $ 170 $ 9 $ 0.01 46 47 (1) - $ 225 $ 217 $ 8 $ 0.01 Eastern U.S. $ 530 $ 611 $ (81) $ (0.10) Western U.S. 92 88 4 - (7) (20) 13 0.02 $ 615 $ 679 $ (64) $ (0.08) ( a) Excludes dilution w hich is primarily associated w ith the April 2011 issuance of common stock. KY Gross Margins (after- tax) (a) Three Months Ended September 30, Diluted Per Share (Millions of Dollars) 2011 2010 Change PA Gross Delivery Margins by Component Distribution Transmission Total Total Unregulated Gross Energy Margins by Region Non- trading Net energy trading Gross Margins Summary 29 © PPL Corporation 2011 $ 419 $ 419 $ 0.50 $ 179 $ 170 $ 9 $ 0.01 46 47 (1) - $ 225 $ 217 $ 8 $ 0.01 Eastern U.S. $ 530 $ 611 $ (81) $ (0.10) Western U.S. 92 88 4 - (7) (20) 13 0.02 $ 615 $ 679 $ (64) $ (0.08) ( a) Excludes dilution w hich is primarily associated w ith the April 2011 issuance of common stock. KY Gross Margins (after- tax) (a) Three Months Ended September 30, Diluted Per Share (Millions of Dollars) 2011 2010 Change PA Gross Delivery Margins by Component Distribution Transmission Total Total Unregulated Gross Energy Margins by Region Non- trading Net energy trading Gross Margins Summary

© PPL Corporation 2011
A-10
Reconciliation of Third Quarter
Operating Income to Margins
30 © PPL Corporation 2011 A-10 Reconciliation of Third Quarter Operating Income to Margins $ 734 $ 454 $ 487 ( c) $ 1,675 $ 570 $ 162 ( c) $ 732 P LR intersegment Utility (5) $ 5 (71) $ 71 186 3 189 108 8 116 897 10 ( e) 907 916 276 ( e) 1,192 activity 216 ( f) 216 52 ( f) 52 (7) (7) (20) (20) 140 140 107 107 734 449 1,081 856 3,120 499 1,075 605 2,179 245 338 20 ( g) 603 340 (18) ( g) 322 32 171 119 40 ( e) 362 229 68 89 ( e) 386 activity 176 ( f) 176 300 ( f) 300 26 30 679 735 25 7 334 366 12 240 252 127 127 24 8 58 90 29 2 25 56 135 135 100 100 (1) 1 (1) 1 315 224 466 1,348 2,353 282 418 957 1,657 22 (22) ( h) $ 419 $ 225 $ 615 $ (492) $ 767 $ 217 $ 679 $ (374) $ 522 Note: see next slide for footnotes revenue (expense) (d) Fuel Operating Expenses Net energy trading margins Total Operating Revenues Energy-related businesses Intercompany eliminations Taxes , other than income Total Total Operating Expenses Energy-related businesses Discontinued operations Other operation and Depreciation Energy purchases maintenance Unrealized economic Realized Operating Margins Margins Margins Income ( b) Gross Delivery Energy Other ( a) Kentucky P A Gross Gross Three Months Ended September 30, 2010 Unregulated Inco me ( b) Realized Unrealized economic Unregulated retail Wholesale energy marketing electric and gas Utility Operating Three Months Ended September 30, 2011 PA Gross (Millions of Dollars) Gross Unregulated Energy Operating Re venues Kentucky Other ( a) De livery Margins Margins Margins Gross 30 © PPL Corporation 2011 A-10 Reconciliation of Third Quarter Operating Income to Margins $ 734 $ 454 $ 487 ( c) $ 1,675 $ 570 $ 162 ( c) $ 732 P LR intersegment Utility (5) $ 5 (71) $ 71 186 3 189 108 8 116 897 10 ( e) 907 916 276 ( e) 1,192 activity 216 ( f) 216 52 ( f) 52 (7) (7) (20) (20) 140 140 107 107 734 449 1,081 856 3,120 499 1,075 605 2,179 245 338 20 ( g) 603 340 (18) ( g) 322 32 171 119 40 ( e) 362 229 68 89 ( e) 386 activity 176 ( f) 176 300 ( f) 300 26 30 679 735 25 7 334 366 12 240 252 127 127 24 8 58 90 29 2 25 56 135 135 100 100 (1) 1 (1) 1 315 224 466 1,348 2,353 282 418 957 1,657 22 (22) ( h) $ 419 $ 225 $ 615 $ (492) $ 767 $ 217 $ 679 $ (374) $ 522 Note: see next slide for footnotes revenue (expense) (d) Fuel Operating Expenses Net energy trading margins Total Operating Revenues Energy-related businesses Intercompany eliminations Taxes , other than income Total Total Operating Expenses Energy-related businesses Discontinued operations Other operation and Depreciation Energy purchases maintenance Unrealized economic Realized Operating Margins Margins Margins Income ( b) Gross Delivery Energy Other ( a) Kentucky P A Gross Gross Three Months Ended September 30, 2010 Unregulated Income ( b) Realized Unrealized economic Unregulated retail Wholesale energy marketing electric and gas Utility Operating Three Months Ended September 30, 2011 PA Gross (Millions of Dollars) Gross Unregulated Energy Operating Re venues Kentucky Other ( a) De livery Margins Margins Margins Gross

© PPL Corporation 2011
Margins Footnotes
a) Represents amounts that are excluded from Margins.
b) As reported on the Statement of Income.
c) Primarily represents WPD's utility revenue.
d) Primarily related to PLR supply sold by PPL EnergyPlus to PPL Electric.
e) Represents energy-related economic activity as described in "Commodity Price Risk (Non-
 trading) - Economic Activity" within Note 14 to the Financial Statements in the Form 10-Q for the Quarter Ended September 30, 2011. For the three months ended September 30,
 2011, "Wholesale energy marketing - Realized" and "Energy purchases - Realized"
 include a net pre-tax gain of $6 million related to the amortization of option premiums and a net pre-tax loss of $40 million related to the monetization of certain full-requirement sales contracts. The three months ended September 30, 2010 include a net pre-tax gain of $21 million related to the amortization of option premiums and a net pre-tax gain of
 $161 million related to the monetization of certain full-requirement sales contracts.
f) Represents energy-related economic activity as described in "Commodity Price Risk (Non-
 trading) - Economic Activity" within Note 14 to the Financial Statements in the Form 10-Q for the Quarter Ended September 30, 2011.
g) 2011 includes a credit for the spent nuclear fuel storage litigation settlement recorded in the three months ended September 30, 2011 of $6 million and economic activity related to fuel. 2010 includes economic activity related to fuel.
h) Represents the net of certain revenues and expenses associated with certain businesses that are classified as discontinued operations. These revenues and expenses are not reflected in "Operating Income" on the Statements of Income.

© PPL Corporation 2011
	2009	2010	2011
Cash from Operations	$1,852	$2,034	$2,500
Increase (Decrease) in cash due to:
Capital Expenditures	(1,265)	(1,644)	(2,650)
Sale of Assets	84	161	381
Other Investing Activities - Net	(71)	(20)	70
Free Cash Flow before Dividends	$ 600	$ 531	$ 301
(Millions of Dollars)
PPL Corporation Reconciliation of Cash from
Operations to Free Cash Flow before Dividends

© PPL Corporation 2011
Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities Company and the 2011
acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2011
“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of
PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related costs and charges.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Non-GAAP Financial Measures

© PPL Corporation 2011
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as
"Other operation and maintenance" expense and the depreciation associated with ECR equipment is recorded as "Depreciation" expense. These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment Utility revenue (expense)." These mechanisms allow for recovery of certain expenses; therefore, certain expenses and revenues offset with minimal impact on earnings. As a result, this measure represents the net revenues from the Pennsylvania
Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins."
This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the
Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment Utility revenue (expense)." PPL excludes from "Unregulated Gross Energy Margins" the Supply segment's energy-
related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.
Definitions of Non-GAAP Financial Measures